Important Notice Regarding Change in

ETF Name, Index and Related Matters

SPDR® Series Trust

SPDR Bloomberg Barclays Issuer Scored Corporate Bond ETF

(the “Fund”)

Supplement dated May 29, 2018 to the Prospectus and Statement of Additional Information (“SAI”)

dated October 31, 2017, as supplemented

Effective July 31, 2018 (the “Effective Date”), the Fund’s name, management fee, benchmark index and principal investment strategy will change. Accordingly, as of the Effective Date:

1.	All references to the Fund name and benchmark index in the Prospectus and SAI (except for the benchmark index in the Average Annual Total Return Table in the Prospectus) are deleted and replaced as follows:

Current		New
ETF Name (Ticker)	Benchmark Index	ETF Name (Ticker)	Benchmark Index
SPDR Bloomberg Barclays Issuer Scored Corporate Bond ETF (CBND)	Bloomberg Barclays Issuer Scored Corporate Index	SPDR Bloomberg Barclays Corporate Bond ETF (CBND)	Bloomberg Barclays US Corporate Bond Index

2.	SSGA Funds Management, Inc., the investment adviser to the Fund, has agreed to reduce the Fund’s management fee from 0.20% to 0.06% of the Fund’s average daily net assets. Accordingly, the fee table and example table in the section “FEES AND EXPENSES OF THE FUND” on page 45 of the Prospectus are deleted and replaced with the information below. In addition, all additional references in the Prospectus and SAI to the Fund’s management fee are revised as indicated below.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment):

Management fees[1]	0.06%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual Fund operating expenses[1]	0.06%

1	The Fund’s “Management fees” and “Total annual Fund operating expenses” have been restated to reflect a reduction in the Fund’s “Management fees.”

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Year 1	Year 3	Year 5	Year 10
$6	$19	$34	$77

3.	The section entitled “THE FUND’S PRINCIPAL INVESTMENT STRATEGY” beginning on page 45 of the Prospectus is replaced in its entirety with the following:

In seeking to track the performance of the Bloomberg Barclays US Corporate Bond Index (the “Index”), the Fund employs a sampling strategy, which means that the Fund is not required to purchase all of the securities represented in the Index. Instead, the Fund may purchase a subset of the securities in the Index in an effort to hold a portfolio of securities with generally the same risk and return characteristics of the Index. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. Based on its analysis of these factors, SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”), the investment adviser to the Fund, may invest the Fund’s assets in a subset of securities in the Index or may invest the Fund’s assets in substantially all of the securities represented in the Index in approximately the same proportions as the Index.

Under normal market conditions, the Fund generally invests substantially all, but at least 80%, of its total assets in the securities comprising the Index or in securities that the Adviser determines have economic characteristics that are substantially identical to the economic characteristics of the securities that comprise the Index. In addition, the Fund may invest in debt securities that are not included in the Index, cash and cash equivalents or money market instruments, such as repurchase agreements and money market funds (including money market funds advised by the Adviser). The Fund may use derivatives, including credit default swaps and credit default index swaps, to obtain investment exposure that the Adviser expects to correlate closely with the Index, or a portion of the Index, and in managing cash flows.

The Index is designed to measure the performance of the investment grade corporate bond market. The Index includes publicly issued, investment grade, fixed-rate, taxable, U.S. dollar-denominated corporate bonds issued by U.S. and non-U.S. industrial, utility, and financial institutions. Bonds included in the Index must have $300 million or more of par amount outstanding and a remaining maturity of at least 1 year. The Index considers investment grade securities to be rated Baa3/BBB- or higher, using the middle rating of Moody’s Investors Service, Inc., Fitch Inc., or Standard & Poor’s Financial Services, LLC. If only two of the three agencies rate the security, then the more conservative (lower) rating will be used to determine Index eligibility. If only one of the agencies rates the security, then that rating will be used. SEC-registered securities, bonds exempt from registration at the time of issuance and SEC Rule 144A securities with registration rights are eligible for inclusion. The Index is rebalanced monthly on the last business day of the month. As of April 30, 2018, a significant portion of the Index comprised companies in the industrial and financial sectors, although this may change from time to time. As of April 30, 2018, there were approximately 5,641 securities in the Index and the modified adjusted duration of securities in the Index was approximately 7.29 years.

The Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund or the Adviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index and publishes information regarding the market value of the Index.

4.	The disclosure below is added to the section entitled “PRINCIPAL RISKS OF INVESTING IN THE FUND” beginning on page 46 of the Prospectus. In addition, the risk chart in the section entitled “ADDITIONAL RISK INFORMATION” beginning on page 141 of the Prospectus is updated to reflect that “Restricted Securities Risk” is a principal risk of the Fund.

Restricted Securities Risk: The Fund may hold securities that have not been registered for sale to the public under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPCBND2018